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                                  SENECA FUNDS

                SUPPLEMENT DATED JUNE 26, 1997 TO PROSPECTUS AND
          STATEMENT OF ADDITIONAL INFORMATION DATED OCTOBER 31, 1996,
                           AS AMENDED JANUARY 2, 1997


Proposed Acquisition of Investment Manager
------------------------------------------

        On June 18, 1997, the owners of the investment manager of the Funds, GMG/Seneca Capital Management LLC ("GMG/Seneca"), entered into a definitive agreement with Phoenix Duff & Phelps Corporation ("PDP") pursuant to which PDP will acquire a majority interest in GMG/Seneca.

        Existing senior management of GMG/Seneca will retain a significant equity interest in, as well as day-to-day operational control of, the organization. Gail P. Seneca will remain President, Chief Executive Officer and Chief Investment Officer of GMG/Seneca, and Ms. Seneca, in addition to other senior management of the firm, will enter into long-term employment contracts with GMG/Seneca. Following the transaction, GMG/Seneca will change its name to Seneca Capital Management LLC.

        The investment in GMG/Seneca by PDP will give rise to an assignment, within the meaning of the Investment Company Act of 1940, of the current investment management agreement between GMG/Seneca and the Funds, and will result in the automatic termination of the current agreement. It is expected that a new investment management agreement will be submitted to the Board of Trustees and the shareholders of the Funds for their approval.

        PDP is a diversified financial services organization engaged primarily in investment management of institutional and individual accounts, including the General Account and Separate Accounts of Phoenix Home Life Mutual Insurance Company, which owns approximately 60% of the outstanding common stock of PDP. PDP also serves as principal underwriter and national distributor of the Phoenix mutual funds. As of December 31, 1996, PDP had total assets under management of approximately $33.6 billion.

        The information above relating to the proposed acquisition was provided to the Funds by GMG/Seneca and PDP.



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